Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The Company is subject to income tax in the United States as well as other tax jurisdictions in which it conducts business. Earnings from non-U.S. activities are subject to local country income tax. The Company does not provide for federal income taxes on the undistributed earnings of its foreign subsidiaries as such earnings are to be reinvested indefinitely.

The Company recorded an income tax provision of $45 and $114 for the three months ended March 31, 2014 and 2015, respectively, related to foreign income taxes and state minimum taxes. Based on the available objective evidence during the three months ended March 31, 2015, management believes it is more likely than not that the tax benefits of the U.S. losses incurred during the three months ended March 31, 2015 may not be realized by the end of the 2015 fiscal year. Accordingly, the Company did not record the tax benefits of the U.S. losses incurred during the three months ended March 31, 2015. The primary difference between the effective tax rate and the federal statutory tax rate relates to foreign tax rate differences, meals and entertainment and state and local minimum and capital taxes. As of March 31, 2015, the Company had no material uncertain tax positions.

The provision for income taxes for the three months ended March 31, 2014 and 2015 primarily reflects the provision for income taxes for foreign and state taxes.

Utilization of the net operating loss carryforwards may be subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended (the Code), and similar state provisions. Any annual limitation may result in the expiration of net operating losses before utilization.

10. Income Taxes

Loss before income taxes is attributable to the following geographic locations:

	Years Ended December 31,
	2012	2013	2014
United States	$(3,532)	$(6,955)	$(3,210)
Foreign	61	(396)	(951)

Loss before income tax	$(3,471)	$(7,351)	$(4,161)

The components of the provision for income taxes are as follows:

	Years Ended December 31,
	2012	2013	2014
Current income tax expense:
Federal	$—	$—	$37
State	10	20	37
Foreign	84	40	220

Total current income tax expense	94	60	294
Deferred income tax expense (benefit):
Federal	—	—	—
State	—	—	—
Foreign	—	—	(11)

Total deferred income tax expense (benefit)	—	—	(11)

Total provision for income taxes	$94	$60	$283

The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2012, 2013 and 2014.

	Years Ended December 31,
	2012		2013		2014
Loss before income taxes	$(3,471)		$(7,351)		$(4,161)

Expected income tax expense at statutory rate	$(1,180)	34.00%	$(2,499)	34.00%	$(1,415)	34.01%
State taxes — net of federal benefit	(178)	5.13%	(316)	4.30%	(47)	1.13%
Permanent book-tax differences	203	-5.85%	514	-6.99%	1,066	-25.62%
Change in valuation allowance	1,285	-37.02%	2,371	-32.25%	613	-14.73%
Other, net	(36)	1.04%	(10)	0.13%	66	-1.59%

Provision for income taxes	$94	-2.71%	$60	-0.81%	$283	-6.80%

The tax effects of temporary differences and related deferred tax assets and liabilities as of December 31, 2013 and 2014 are as follows:

	December 31,
	2013	2014
Accrued expenses	$266	$470
Intangible assets	14	12
Stock-based compensation	236	1,072
Reserves and allowances	302	708
Other	50	456
Net operating losses	6,451	5,954

Deferred Tax Assets	$7,319	$8,672

Valuation allowance	(6,804)	(7,417)

Total Deferred Tax Assets	515	1,255

State deferred taxes	(510)	(521)
Depreciation and amortization	(5)	(723)

Total Deferred Tax Liabilities	(515)	(1,244)

Net Deferred Tax Assets/(Liabilities)	$—	$11

Based on the available objective evidence, management believes it is more-likely-than not that the net deferred tax assets were not fully realizable as of the year ended December 31, 2014. Accordingly, the Company has established a valuation allowance against its net deferred tax assets.

For the year ended December 31, 2014, the Company has not provided for income taxes on its undistributed earnings for foreign subsidiaries because these earnings are intended to be permanently reinvested in operations outside the U.S. The unrecognized deferred tax liabilities associated with these earnings are insignificant.

The Company has elected to use the “with and without” approach as described in ASC 740-20, “Intraperiod Tax Allocation,” in determining the order in which tax attributes are utilized. As a result, the Company will only recognize a tax benefit from stock-based awards in additional paid-in capital if an incremental tax benefit is realized after all other tax attributes currently available to the Company have been utilized.

As of December 31, 2014, the Company has a net operating loss carryforward of approximately $13.9 million for federal tax purposes and $33.2 million for state tax purposes. If not utilized, these losses will expire beginning in 2017 for both federal and state purposes.

Utilization of the net operating loss carryforwards may be subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended (IRC), and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization. The Company believes ownership changes, as defined under Section 382 of the IRC, existed in prior years, and has reduced its net operating loss carryforwards to reflect the limitation.

FASB authoritative guidance for the accounting for uncertainty in income taxes clarifies the accounting and reporting for income taxes where interpretation of the tax law on the Company’s tax positions may be uncertain. The guidance also prescribes a comprehensive model for the financial statement recognition, derecognition, measurement, presentation and disclosure of income tax uncertainties with respect to positions taken or expected to be taken in income tax returns. As of December 31, 2014, the Company does not have uncertain tax positions for which it has recorded a liability. While the Company may have unrecognized tax benefits included in its deferred tax assets, all of its tax benefits are subject to a full valuation allowance as of December 31, 2013 and 2014. Therefore, the Company has not yet performed a study to determine the amount of such unrecognized tax benefits that are more likely than not to be realized. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. There was no interest and penalties accrued as of December 31, 2013 and 2014.

The Company files income tax returns in the U.S. federal jurisdiction as well as many U.S. states and foreign jurisdictions. Tax years 2008-2013 remain open for examination by the Internal Revenue Service and state taxing agencies. The Company has no ongoing tax examinations by tax authorities at this time.